PROVIDENT

Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2023

June 30, 2023

Safe Harbor Statement

This presentation release contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to potential adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company's business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a potential recession or slowed economic growth caused by increasing political instability from acts of war including Russia's invasion of Ukraine, as well as supply chain disruptions; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions, including the effects of inflation, and conditions within the securities markets; fluctuations in deposits; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC") - which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2024 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$12.75
52-Week Range:	$11.61 - $15.18
Shares Outstanding:	7,043,170 shares
Market Capitalization:	$89.8 million
P/E (ttm):	10.71x
Diluted EPS (ttm):	$1.19
Annual Dividend & Yield:	$0.56 (4.39%)
As of June 30, 2023	

Franchise Overview



Los Angeles
San Bernardino
Palm Springs
San Diego
Mexicali
Tijuana
Blythe
Lake Havasu City
Yuma
Temecula
Hemet
Riverside
Corona
Moreno Valley
Pasadena
Santa Clarita
Palmdale
Lancaster
Victorville
Hesperia
Yucca Valley
Indio
Coachella
La Quinta
Oceanside
Escondido
Carlsbad
Chula Vista
El Centro
Calexico
Brawley
Santa Barbara
Ventura
Oxnard
Thousand Oaks
Torrance
Huntington Beach
Costa Mesa
Santa Ana
Barstow
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Tenth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Income decreased approximately 22% (sequential quarter)
- Net Interest Margin decreased 12 basis points to 2.88% (sequential quarter)
- Net Interest Income decreased approximately 2% (sequential quarter)
- Recovery from the Allowance for Loan Losses vs. Provision for Loan Losses (sequential quarter)
- Non-Interest Income increased approximately 16% (sequential quarter)
- Operating Expenses increased approximately 10% (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.5
$8.5
$9.0
$9.4
$9.4
$9.2
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Non-Interest Income



(In Millions)
$1.5
$1.0
$0.5
$0.0
$1.1
$1.2
$1.0
$1.0
$1.0
$1.1
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Operating Expenses



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.9
$6.4
$6.9
$6.8
$6.9
$7.6
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Financial Performance

Pre-Provision, Pre-Tax Income



(In Millions)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.8
$3.2
$3.0
$3.5
$3.5
$2.8
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Pre-Tax Income



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$2.4
$3.6
$3.0
$3.4
$3.3
$2.8
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Quarterly Net Income



(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.7
$2.5
$2.1
$2.4
$2.3
$1.8
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.23
$0.34
$0.29
$0.33
$0.33
$0.26
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Financial Ratios

Net Interest Margin



4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.61%
2.93%
3.05%
3.05%
3.00%
2.88%
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Efficiency Ratio



85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
79.74%
66.68%
69.63%
65.74%
66.69%
73.37%
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Return on Average Assets



1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.57%
0.83%
0.69%
0.75%
0.72%
0.55%
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
5.33%
7.72%
6.42%
7.27%
7.12%
5.52%
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Balances and Activity

Developments

- Loans Held for Investment balance remained virtually unchanged (sequential quarter)
- Yield on Loans Held for Investment increased 13 basis points from March 31, 2023
- Total Deposits balance decreased by approximately 3% (sequential quarter)
- Deposit costs increased 18 basis points from March 31, 2023
- Total Borrowings balance increased by approximately 15% (sequential quarter)
- Borrowing costs increased 24 basis points from March 31, 2023

Loan to Investment Mix



$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$198
$188
$179
$171
$164
$156
$894
$940
$994
$1,040
$1,078
$1,078
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$469
$328
$91
$465
$378
$90
$468
$430
$89
$465
$480
$88
$466
$513
$90
$461
$519
$91
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$100
$80
$60
$40
$20
$0
$94
$86
$85
$74
$54
$24
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/23	Interest Rate	Balance as of 06/30/22	Interest Rate
Single-Family	$ 518,821	4.12%	$ 378,234	3.34%
Multi-Family	461,113	4.70%	464,676	4.05%
Commercial Real Estate	90,558	5.73%	90,429	4.61%
Construction	1,936	7.76%	3,216	3.62%
Other	106	5.25%	123	5.25%
Commercial Business	1,565	10.24%	1,206	6.66%
Consumer	65	18.25%	86	15.00%
Total Loans Held for Investment	$ 1,074,164	4.52%	$ 937,970	3.82%
Advance Payments of Escrows	148		47	
Deferred Loan Costs, net	9,263		7,539	
Allowance for Loan Losses	(5,946)		(5,564)	
Total Loans Held for Investment, net	$ 1,077,629		$ 939,992	

Loan Composition as of 06/30/23



Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 9%
Consumer 0%
Multi-Family 43%
Single-Family 48%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$80
$127
$837
$85
$121
$834
$115
$143
$842
$180
$143
$802
$205
$206
$777
$235
$221
$730
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2023	Rate	At 06/30/2022	Rate
Checking Accounts - Non Interest-Bearing	$ 103,006	- %	$ 125,089	- %
Checking Accounts - Interest-Bearing	302,872	0.04%	335,788	0.04%
Savings Accounts	290,204	0.05%	333,581	0.05%
Money Market Accounts	33,551	0.23%	39,897	0.17%
Time Deposits	220,938	2.98%	121,149	0.52%
Total Deposits [(1) (2)]	$ 950,571	0.73%	$ 955,504	0.11%
Brokered Deposits Included Above	$ 106,419	4.78%	$ -	-%

1) Includes uninsured deposits of approximately $140.1 million and $173.7 million at June 30, 2023 and 2022, respectively.
2) The average balance of deposit accounts was approximately $34 thousand and $32 thousand at June 30, 2023 and 2022, respectively.

Deposit Composition at 06/30/23



11%
23%
4%
32%
30%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2023	Rate	At 06/30/2022	Rate
Overnight	$ -	-	$ 5,000	1.66%
Three Months or Less	45,009	4.44%	20,000	1.75%
Over Three to Six Months	25,000	5.30%	-	-
Over Six to Twelve Months	80,000	4.29%	10,000	2.25%
Over One to Two Years	70,000	3.99%	30,000	2.25%
Over Two to Three Years	10,000	4.42%	20,000	2.70%
Over Three to Four Years	-	-	-	-
Over Four to Five Years	5,000	4.22%	-	-
Over Five Years	-	-	-	-
Total Borrowings [(1)]	$ 235,009	4.34%	$ 85,000	2.20%

1) The Bank had approximately $287.9 million and $310.3 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $139.0 million and $153.9 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at June 30, 2023 and 2022, respectively.

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio increased slightly to 0.10% from 0.07% at March 31, 2023
- $56,000 Recovery from the Allowance for Loan Losses
- No REO
- Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$8,000
$6,000
$4,000
$2,000
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
(In Thousands)

	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23
Non-Performing Assets	$1,996	$1,423	$964	$956	$945	$1,300
NPA to Total Assets	0.17%	0.12%	0.08%	0.08%	0.07%	0.10%
ALLL to LHI	0.66%	0.59%	0.57%	0.56%	0.56%	0.55%

(Recovery) Provision for Loan Losses



(In Thousands)
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
$(645)
$(411)
$70
$191
$169
$(56)
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Non-Performing Asset Composition 06/30/23



0%
0%
0%
0%
0%
0%
100%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$-
$5,969
$5,564
$5,638
$5,830
$6,001
$5,946
03/31/22
06/30/22
09/30/22
12/31/22
03/31/23
06/30/23

ALLL Allocation as of 06/30/23



0%
0%
1%
0%
29%
15%
55%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars in Thousands)	At June 30, 2023				At June 30, 2022			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	-	$ -	6	$ 1,300	-	$ -	7	$ 1,423
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	-	$ -	6	$ 1,300	-	$ -	7	$ 1,423

Net Charge-Offs (Recoveries)



(In Thousands)
$10
$5
$-
$(5)
$(10)
$(6)
$(6)
$(4)
$(1)
$(2)
$(1)
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 149,569	29%	$ 174,421	34%	$ 194,570	37%	$ 261	0%	$ 518,821	100%
Multi-Family	61,672	13%	272,178	59%	127,263	28%	-	0%	461,113	100%
Commercial Real Estate	16,586	18%	49,183	54%	24,789	28%	-	0%	90,558	100%
Construction	590	30%	1,116	58%	230	12%	-	0%	1,936	100%
Other	-	0%	106	100%	-	0%	-	0%	106	100%
Total	$ 228,417	21%	$ 497,004	47%	$ 346,852	32%	$ 261	0%	$1,072,534	100%

(1) Other than Inland Empire.

Geographic Location 06/30/23



0%
21%
32%
47%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$31,457	$5,174	$10,321	$7,537	$16,853	$19,968	$151,637	$223,105	$51,378	$517,430
Weighted Avg. LTV (1)	47%	52%	65%	63%	52%	60%	62%	70%	74%	65%
Weighted Avg. Age (In Years)	16.61	6.86	6.11	5.08	3.99	2.93	1.97	0.98	0.29	2.55
Weighted Avg. FICO (2)	728	744	728	743	759	751	764	766	769	761
Number of Loans	163	15	18	19	36	31	202	318	62	864
Geographic Breakdown (%)										
Inland Empire	31%	14%	44%	40%	11%	14%	38%	28%	14%	29%
Southern California (3)	56%	58%	51%	51%	64%	33%	18%	33%	46%	33%
Other California	12%	28%	5%	9%	25%	53%	44%	39%	40%	38%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL
Loan Balance (In Thousands)	$53,180	$35,878	$25,821	$26,985	$61,645	$70,783	$91,436	$77,956	$17,429	$461,113
Weighted Avg. LTV (1)	41%	39%	40%	44%	45%	49%	48%	46%	37%	45%
W. Avg. Debt Coverage Ratio (2)	1.84x	1.71x	1.71x	1.55x	1.61x	1.58x	1.77x	1.59x	1.96x	1.68x
Weighted Avg. Age (In Years)	9.85	6.87	6.05	5.00	3.93	2.95	2.01	1.05	0.25	3.87
Weighted Avg. FICO (3)	751	764	752	752	761	760	760	761	759	759
Number of Loans	115	50	49	42	72	75	111	94	20	628
Geographic Breakdown (%)										
Inland Empire	22%	6%	22%	20%	12%	16%	14%	7%	0%	13%
Southern California (4)	47%	56%	61%	64%	69%	66%	49%	62%	66%	59%
Other California	31%	38%	17%	16%	19%	18%	37%	31%	34%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2015 & Prior	2016	2017	2018	2019	2020	2021	2022	2023	TOTAL (5) (6)
Loan Balance (In Thousands)	$15,512	$5,360	$5,883	$7,723	$11,627	$6,525	$5,527	$23,815	$8,586	$90,558
Weighted Avg. LTV (1)	33%	42%	44%	37%	43%	36%	44%	38%	36%	38%
W. Avg. Debt Coverage Ratio (2)	2.11x	1.69x	1.45x	1.83x	1.46x	2.03x	1.77x	1.70x	1.45x	1.74x
Weighted Avg. Age (In Years)	9.17	7.18	5.65	5.00	3.96	3.22	1.76	0.99	0.25	3.92
Weighted Avg. FICO (3)	747	777	787	765	761	725	779	774	785	766
Number of Loans	23	9	7	14	14	9	6	27	10	119
Geographic Breakdown (%)										
Inland Empire	47%	7%	2%	7%	16%	7%	44%	9%	14%	18%
Southern California (4)	40%	64%	64%	71%	50%	44%	29%	56%	79%	54%
Other California	13%	29%	34%	22%	34%	49%	27%	35%	7%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) At time of loan origination, borrowers and/or guarantors.
(4) Other than Inland Empire.
(5) Comprised of the following: $33.2 million in Office; $17.9 million in Mixed Use ($8.2 million in Office/Retail, $5.6 million in Multi-Family/Retail, $3.4 million in Other Mixed Use and $700 thousand in Multi-Family/Office); $13.0 million in Retail; $10.7 million in Warehouse; $7.1 million in Mobile Home Park; $6.6 million in Medical/Dental Office; $1.0 million in Restaurant/Fast Food; $485 thousand in Automotive – Non-Gasoline; $337 thousand in Live/Work Unit; and $271 thousand in Light Industrial/Manufacturing.
(6) Consisting of $77.7 million or 85.8% in investment properties and $12.8 million or 14.2% in owner occupied properties.

Capital Management

Developments

- Strong Capital Ratios
- 4.39% cash dividend yield (approximately)
- Purchased approximately 51,000 shares of common stock in the fourth quarter of fiscal 2023

Stock Repurchase Plan Activity


(# of Shares)
125,000
100,000
75,000
50,000
25,000
-
69,271
35,488
49,624
103,290
98,307
51,498
Q3FY22
Q4FY22
Q1FY23
Q2FY23
Q3FY23
Q4FY23

Bank Capital Ratios


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23
Tier 1 Leverage Ratio	10.27%	10.47%	9.74%	9.55%	9.59%	9.59%
CET1 Ratio	19.32%	19.58%	17.67%	17.87%	17.90%	18.50%
Tier 1 Risk-Based Capital Ratio	19.32%	19.58%	17.67%	17.87%	17.90%	18.50%
Total Risk-Based Capital Ratio	20.29%	20.47%	18.54%	18.74%	18.78%	19.38%

Value Proposition


Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	09/30/21	12/31/21	03/31/22	06/30/22	09/30/22	12/31/22	03/31/23	06/30/23
Price/ TBV	0.98x	0.95x	0.95x	0.84x	0.80x	0.76x	0.74x	0.69x